UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 10, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2023, Commonwealth Edison Company (ComEd) issued $400 million aggregate principal amount of its First Mortgage 4.900% Bonds, Series 134, due February 1, 2033 (Series 134 Bonds), and $575 million aggregate principal amount of its First Mortgage 5.300% Bonds, Series 135, due February 1, 2053 (Series 135 Bonds and, together with the Series 134 Bonds, the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 10, 2023, ComEd issued $400 million aggregate principal amount of its First Mortgage 4.900% Bonds, Series 134, due February 1, 2033, and $575 million aggregate principal amount of its First Mortgage 5.300% Bonds, Series 135, due February 1, 2053. The Bonds were issued pursuant to ComEd's Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of December 21, 2022 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd's utility plant. The proceeds of the Bonds will be used by ComEd to repay ComEd's outstanding commercial paper obligations, to repay a $150 million term loan with U.S. Bank National Association (an affiliate of U.S. Bancorp Investments, Inc., which is one of the underwriters), and to fund other general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd's Registration Statement on Form S-3 (Registration No. 333-266487-06), with the Securities and Exchange Commission (SEC), which was effective upon filing.

The Series 134 Bonds carry an interest rate of 4.900% per annum, and the Series 135 Bonds carry an interest rate of 5.300% per annum. Interest on the Bonds is payable semi-annually on February 1 and August 1, commencing August 1, 2023. The Bonds are redeemable in whole or in part at ComEd's option at any time prior to November 1, 2032 (three months prior to the maturity date of the Series 134 bonds) (Series 134 Par Call Date), in the case of the Series 134 Bonds, or prior to August 1, 2052 (six months prior to the maturity date of the Series 135 bonds) (Series 135 Par Call Date), in the case of the Series 135 Bonds, at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a "make-whole" redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest to the redemption date. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated January 3, 2023, between ComEd and BNP Paribas Securities Corp., BofA Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report. Some of the underwriters or some of the banking affiliates of the underwriters are lending parties in ComEd's revolving credit facility. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with ComEd and its affiliates. They have received customary fees and commissions for these transactions.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement dated January 3, 2023 between ComEd and BNP Paribas Securities Corp., BofA Securities, Inc., and U.S. Bancorp Investments, Inc. as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of December 21, 2022, from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D.G. Donovan, as co-trustee
5.1	Opinion dated January 10, 2023, of Sidley Austin LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein as well as the items discussed in (1) ComEd's Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) ComEd's Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon Corporation's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 3, Regulatory Matters, and Note 17, Commitments and Contingencies; (3) ComEd's Third Quarter 2022 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 3, Regulatory Matters, and Note 13, Commitments and Contingencies; and (4) other factors discussed in filings with the Securities and Exchange Commission by ComEd.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. ComEd undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Elisabeth J. Graham
Elisabeth J. Graham
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

January 10, 2023

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated January 3, 2023 between ComEd and BNP Paribas Securities Corp., BofA Securities, Inc., and U.S. Bancorp Investments, Inc. as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of December 21, 2022, from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D.G. Donovan, as co-trustee
5.1	Opinion dated January 10, 2023 of Sidley Austin LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.